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                         SEI INSTITUTIONAL MANAGED TRUST

                             CORE FIXED INCOME FUND

                       SUPPLEMENT DATED JULY 12, 2000, TO
                 THE STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                             DATED JANUARY 31, 2000.


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH SUCH SAI.



The Board of Trustees of SEI Institutional Managed Trust (the "Trust") has approved amending the investment policies of the Trust's Core Fixed Income Fund (the "Fund") to permit the Fund to include securities on a when-issued or delayed delivery basis, including TBA ("to be announced") mortgage-backed securities, as part of its primary investment strategy. On page S-5 of the Trust's SAI, the second paragraph under the heading "Core Fixed Income Fund" is modified to include "(viii) securities issued on a when-issued and a delayed-delivery basis, including TBA mortgage-backed securities." at the end of the paragraph. The third paragraph is modified by deleting "(iii) securities issued on a when-issued and delayed-delivery basis, including TBA mortgage-backed securities," and renumbering the remaining items in the paragraph as applicable.


The SAI is hereby amended to reflect this change.




               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.